McDONALD & COMPANY SECURITIES, INC.
                 PROTOTYPE DEFINED CONTRIBUTION RETIREMENT PLAN
                             ADOPTION AGREEMENT 003
                      NONSTANDARDIZED PROFIT-SHARING PLAN
                            WITH 401(K) ARRANGEMENT

        In accordance with the Employee Retirement Income Security Act of 1974 (ERISA), the undersigned Employer by this Adoption Agreement establishes the Team Rental Group, Inc. 401(k) Profit Sharing Plan, Employer-assigned Plan Number 001, upon the terms and conditions set forth in this Adoption Agreement and the provisions of the McDonald & Company Securities, Inc. Prototype Defined Contribution Retirement Plan document (the "Plan"), which the Employer has read, accepts, and specifically incorporates herein by reference. All terms used in this Adoption Agreement, when capitalized, shall have the meanings set forth in
Article II of the Plan document.

        The Employer hereby certifies that the following information is correct and makes the following elections granted under the provisions of the Plan.

1.      PRELIMINARY INFORMATION

        A.      Employer

        Name of Employer: Team Rental Group, Inc.

        Business Address: 45 Riverside Avenue

        City: Westport          State: Connecticut      Zip Code: 06880

        Phone Number: 203/222-7053      Tax Identification Number: 59-3227576

        The Employer is a:      Sole Proprietor         Partnership

                        X Corporation           S Corporation

        Employer's Year for Federal Income Tax or Tax Reporting Purposes:

                X Calendar Year         Fiscal Year beginning on first day of
                                        -----------------------  each year
                                                (month)

        B.      Additional Adopting Employers

        Effective January 1, 1996

        Name of Additional Adopting Employer: Team Rental of Southern
                                                California, Inc.

        Business Address: 130 West Central Avenue

        City: Santa Ana         State: California       Zip Code: 92707

        Phone Number: 714/662-0635      Tax Identification Number: 95-4219502

        The Employer is a:      Sole Proprietor         Partnership

                        X Corporation           S Corporation

        Employer's Year for Federal Income Tax or Tax Reporting Purposes:

                X Calendar Year         Fiscal Year beginning on first day of
                                        ------------------------ each year
                                               (month)

        Effective March 1, 1996

        Name of Additional Adopting Employer: Arizona Rent-a-Car Systems, Inc.

        Business Address: 2114 East Mohave, P.O. Box 20368






        City: Phoenix           State: Arizona          Zip Code: 85036

        Phone Number: 602/267-4000      Tax Identification Number: 86-0340172

        The Employer is a:      Sole Proprietor         Partnership

                        X Corporation           S Corporation

        Employer's Year for Federal Income Tax or Tax Reporting Purposes:

                 Calendar Year        X Fiscal Year beginning on first day of
                                             March      each year
                                      -----------------
                                            (month)

        If more space is needed, attach additional sheets.

        C.      Trustee

        The Trustee shall be the person(s)/entity named below, hereinafter referred to as "Trustee".

        Trustee: John P. Kennedy/Jeffrey D. Conqdon/Sandord Miller

        Business Address: 45 Riverside Avenue

        City: Westport          State: Connecticut      Zip Code: 06880

        Phone Number: 203/222-7053      Tax Identification Number:

2.      ADMINISTRATOR

        The Plan Administrator, unless otherwise designated below, is the Employer. The Plan Administrator will be the "named fiduciary" for the Plan and shall be the agent for the service of legal process.

        Name of Administrator: Team Rental Group, Inc.

        Address: 45 Riverside Avenue

        City: Westport          State: Connecticut      Zip Code: 06880

        Phone Number: 203/222-7053      Tax Identification Number: 59-3227576

3.      SPONSORING ORGANIZATION

        A. The Sponsoring Organization of this Plan is:

                      McDonald & Company Securities, Inc.
                              800 Superior Avenue
                              Cleveland, OH 44114
                                 (216) 443-2300

        B. The Sponsoring Organization will inform the Employer of any amendments made to the Plan, or of the discontinuance of its sponsorship of this Plan as a Prototype Plan.

4.      PLAN DATES

        A. Effective Date (Choose one)

           ( )  This is a New Plan, with an effective date of              ,
                19  .

           (X) This is an amended and restated Plan. The original Effective Date of the Plan was January 1, 1996. The effective date of this restatement is January 1, 1996.

        B. Plan Year (Choose one)

           i.   Initial Plan Year (New Plan). If this is a New Plan its first
                plan year shall run from        to      . Thereafter, the Plan
                Year shall be the 12-consecutive month period commencing on and each anniversary thereof.
                If no Plan Year is specified, the Plan Year shall be the 12-consecutive month period ending on the last day of the Employer's Accounting Period.

          ii. Plan Year (Restated Plan). The Plan Year shall be the 12-consecutive month period commencing on January 1, 1996 and ending on December 31, 1996 and any subsequent 12-month period beginning on any January 1. For periods prior to the Effective Date specified above, a Plan Year means any period specified in prior plan documents. If no Plan Year is specified, the Plan Year shall be the 12-consecutive month period ending on the last day of the Employer's Accounting Period.

        C. Limitation Year

           The Limitation Year shall be the 12-consecutive month period commencing on January 1, 1996 and each anniversary thereof. All qualified plans maintained by the Employer must use the same Limitation Year. If no Limitation Year is specified, the Limitation Year shall be the Plan Year.

        D. Valuation Date

           The Valuation Date shall be last day of each (Choose one)

           ( ) Plan Year.

           ( ) Calendar Quarter.

           (X) Other   Daily.

           If no date is chosen, the Valuation Date shall be the last day of each Plan Year.

5.      ELIGIBILITY

        A. Age and Service Requirements

           Each Employee will be eligible to participate in this Plan on the applicable Participation Date specified in Item 5(C), in accordance with Article III, except the following:

           (X) Age Requirement. Employees who have not attained the age of 21 (cannot exceed 21).

           (X) Service Requirement. Employees who have not completed    Year(s)
               of Service (cannot exceed 1 year unless the Plan provides a nonforfeitable right to 100% of the Participant's Account balance derived from Employer contributions after not more than two Years of Service, in which case up to two years is permissible). If the Year(s) of Service selected is or includes a fractional year, an Employee will not be required to complete any specified number of Hours of Service to receive credit for such fractional year.

           (X) Employees included in a unit of employees covered by a collective bargaining agreement between the Employer and employee representatives, if retirement benefits were the subject of good faith bargaining. For this purpose, the term "employee representatives" does not include any organization more than half of whose members are employees who are owners, officers, or executives of the Employer.

           (X) Employees who are nonresident aliens and who receive no earned income from the Employer which constitutes income from sources within the United States.

           (X) Other   See Attachment A.

           ( ) Notwithstanding the requirements listed above, each employee who
               is an employee on                          will be eligible to
               participate in the Plan as of                                  .
               Individuals who become employed after
               shall become participants on the Participation Date described in
               Item 5(C) after completing the eligibility requirements described above.

        B. Elibibility for 401(k) Option

           (X) This Plan shall include a 401(k) Arrangement in accordance with
               Article VI. Each Employee shall be eligible to make the election in Section 6.3 and participate in the 401(k) Arrangement of
               Article VI, except the following:

           (X) Age requirement. Employees who have not attained the age of 21 (cannot exceed 21).

           (X) Service requirement. Employees who have not completed 1 Year of Service (cannot exceed 1).

           (X) Employees included in a unit of employees covered by a collective bargaining agreement between the Employer and employee representatives, if retirement benefits were the subject of good faith bargaining. For this purpose, the term "employee representatives" does not include any organization more than half of whose members are employees who are owners, officers, or executives of the Employer.

           (X) Employees who are nonresident aliens and who receive no earned income from the Employer which constitutes income from sources within the United States.

           (X) Other  See Attachment B.

           ( ) Notwithstanding the requirements listed above, each employee who
               is employed on                 will be eligible to participate
               in the Plan as of                          .

               Individuals who become employed after
               shall become participants on the Participation Date described in Item 5(C) after completing the eligibility requirements described above.

        C. Participation Dates (Choose (i), (ii), (iii), or (iv))

           (i)  ( ) Single Participation Date each year:
                    (Choose One)                          (month and day)

                    ( ) An Employee shall become a Participant on the
                        Participation Date nearest the date he satisifies the requirements of Item 5(A).

                    ( ) An Employee shall become a Participant on the
                        Participation Date in the Plan Year in which the Employee satisfies the requirements of Item 5(A) (retroactive entry date).

          (ii) (X) Dual Participation Date. The Participation Dates shall be the first day of the Plan Year, and the first day of the seventh month of the Plan Year. An Employee shall become a Participant on the Participation Date (Choose one)

                    ( ) nearest

                    (X) coincident with or first following

                    the date he satisfies the requirements of Item 5(A).

          (iii) ( ) Multiple Participation Dates. The Participation Dates shall be the first day of the period designated below coincident with or first following the date an Employee satisfies the requirements of Item 5(A). (Choose one)

                    ( ) month

                    ( ) calendar year quarter

                    ( ) Plan Year quarter.

          (iv) ( ) Daily Participation Dates. The Participation Dates shall be the day coincident with the date an Employee satisfies the requirements of Item 5(A).

        If no date is specified, the Participation Date shall be a single Participation Date as described in C(i) above, which shall be the first day of the Plan Year nearest the date the Participant satisfies the requirements of
Item 5(A).

6.      EMPLOYER CONTRIBUTIONS

        A. Contributions

           i.   Allocation of Employer Discretionary Contributions

                The Employer in its sole discretion may contribute any amount as it shall decide for each Plan Year. Contributions to the Plan shall be made from the general assets of Employer and shall not exceed 15% of the total Plan Compensation paid to all Participants in this Plan from its Effective Date. If this Plan is maintained by an entity other than a corporation, the contribution shall not exceed 15% of the Plan Compensation paid to all Participants for the Accounting Period for which the contribution is being made.

                Employer Contributions shall be allocated to the Account of each Participant entitled to an allocation under 6(C) as selected below. The amount allocated on behalf of any individual Participant will not exceed the lesser of 25% of Compensation or $30,000,000 (or such larger amount determined by the Secretary of Treasury).

                (Note: the Plan Compensation of a Self-employed Individual is defined as his net earnings from self-employment as reduced by any deductible contribution to this Plan. As a result, the maximum deductible percentage of Plan Compensation that may be contributed for a Self-employed Individual is 13.04348% of his net earnings from self-employment before any Employer contributions to this Plan.)

                (Choose one form of allocation)

                ( ) Uniform Allocation for all Participants

                    After allocation of any Minimum Contribution required by
                    Article XII because the Plan is top heavy, the Employer's conribution shall be credited to the Account of each Participant entitled to an allocation under Section 6(C) in the proportion that each Participant's total Plan Compensation for the Plan Year bears to the total Plan Compensation of all Participants for the Plan Year.

                (X) Allocation Integrated with Social Security

                    Subject to the overall permitted disparity limit. Employer contributions for the Plan Year will be allocated to the Accounts of Participants entitled to an allocation under
                    Section 6(C) as follows:

                    Step One: If the Plan is top heavy, contributions will be allocated to each Participant's Account in the ratio that each Participant's Plan Compensation bears to the total of all Participants' Plan Compensation, but not in excess of 3% of each Participant's Plan Compensation.

                    Step Two: If the Plan is top heavy, any contributions remaining after the allocation in Step One will be allocated to each Participant's Account in the ratio that each Participant's Plan Compensation for the Plan Year in excess of the Integration Level bears to the total excess Plan Compensation of all Participants, but not in excess of 3% of each Participant's Plan Compensation in excess of the Integration Level. For purposes of this Step Two, in the case of any Participant who has exceeded the cumulative permitted disparity limit described below, such Participant's total Plan Compensation for the Plan Year will be taken into account.

                    Step Three: Any contributions remaining after the allocation in Step Two will be allocated to each Participant's Account in the ratio that the sum of each Participant's Plan Compensation and Plan Compensation in excess of the Integration Level bears to the sum of all

                    Participants' Plan Compensation and Plan Compensation in excess of the Integration Level, but not in excess of the Profit Sharing Maximum Disparity Rate times the sum of the Participant's Plan Compensation and Plan Compensation in excess of the Integration Level. For purposes of this Step Three, in the case of any Participant who has exceeded the cumulative permitted disparity limit described below, two times such Participant's total Plan Compensation for the Plan Year will be taken into account.

                    Step Four: Any remaining Employer contributions will be allocated to each Participant's Account in the ratio that such Participant's Plan Compensation bears to the total of all Participants' Plan Compensation.

                    Annual Overall Permitted Disparity Limit: Notwithstanding the preceding paragraphs, for any Plan Year this Plan benefits any Participant who benefits under another qualified plan or simplified employee pension, as defined in Section 408(k) of the Code, maintained by the Employer that provides for permitted disparity (or imputes disparity), Employer contributions will be allocated to the Account of each Participant who is entitled to an allocation under Section 6(C) in the ratio that such Participant's total Plan Compensation bears to the total Plan Compensation of all Participants.

                    Cumulative Permitted Disparity Limit: Effective for Plan Years beginning on or after January 1, 1995, the cumulative permitted disparity limit for a Participant is 35 total cumulative permitted disparity years. Total cumulative permitted years means the number of years credited to the Participant for allocation or accrual purposes under this Plan, any other qualified plan or simplified employee pension plan (whether or not terminated) ever maintained by the Employer. For purposes of determining the Participant's cumulative permitted disparity limit, all years ending in the same calendar year are treated as the same year. If the Participant has not benefited under a defined benefit or target benefit plan for any year beginning on or after January 1, 1994, the Participant has no cumulative disparity limit.

                    The Profit Sharing Maximum Disparity Rate is equal to the lesser of:

                    (a) If the plan is top heavy 2.7%; otherwise 5.7%; or

                    (b) the applicable percentage determined in accordance
                        with the table below:


    If the Integration Level                      the applicable
                                                  --------------
is more than    but not more than                  percentage is
- ------------    -----------------                 --------------
                                       If the Plan         If the Plan
                                       is top heavy        is not top
                                                           heavy

  $0                 X                   2.7%              5.7%
  X              80% of TWB              1.3%              4.3%
  80% of TWB         Y                   2.4%              5.4%


TWB = Taxable Wage Base
X = the greater of $10,000 or 20 percent of the TWB
Y = any amount more than 80% of the TWB but less than 100% of the TWB

If the Integration Level selected is equal to the Taxable Wage Base, the applicable percentage is 2.7% if the Plan is top heavy, and 5.7% if the Plan is not top heavy.

The Taxable Wage Base is the contribution and benefits base in effect under
Section 230 of the Social Security Act in effect as of the beginning of the Plan Year.

The Integration Level is equal to (Choose one):

        (X) Taxable Wage Base

        ( ) $        (a dollar amount less than the Taxable Wage Base)

        ( )     % of TWB (not to exceed 100%)

ii. 401(k) Arrangement

    (X) This Plan shall include a 401(k) Arrangement in accordance with
        Article VI.

        A Participant may contribute (Choose one)

        (      any amount up to     % of Plan Compensation.

        (X) any amount from 1% to 15% of Plan Compensation.

        a.  Matching Contributions. (Choose (1) or (2)).

            (1) ( ) Employer may not make Matching Contributions.

            (2) (X) Employer may make Matching Contributions as
                    described below.

                (A) Matching Contributions. (Choose (i) or (ii) below).

                    (i)  ( ) Discretionary Matching Contribution. In its
                             discretion the Employer may allocate an amount to each eligible Participant's Matching Contribution Subaccount. Such amount shall be determined in the sole discretion of the Employer. Eligible Participants are those Participants designated as eligible below.

                    (ii) (X) Nondiscretionary Matching Contributions. The
                             Employer shall allocate to each Participant's Matching Contribution Subaccount an amount equal to 25% of the Participant's Elective Deferrals. The Employer shall not match amounts provided above in excess of (Choose one):

                             ( ) $         .

                             ( ) 4% of the Participant's Plan Compensation.

                             Eligible Participants are designated below.

                (B) Eligibility for Matching Contributions. As selected
                    above, the Employer shall allocate the matching contribution (if made) to (Choose one):

                    (i)  (X) all 401(k) Participants.
                    (ii) ( ) all 401(k) Participants who are Nonhighly-
                             compensated Employees

                    who make Elective Deferrals to the Plan.

                (C) Matching Contributions will be vested in accordance with the following schedule (Choose one):

                    (i)  (X) nonforfeitable at all times.

                    (ii) ( ) the vesting schedule selected by the Employer in
                             Item 12 of ths Adoption Agreement.

        b. Qualified Matching Contributions. (Choose (1) or (2)).

                (1) ( ) Discretionary Qualified Matching Contributions. In
                        its discretion the Employer may make Qualified Matching Contributions to the Plan on behalf of the Participant selected below.

                (2) ( ) Nondiscretionary Qualified Matching Contributions.
                        The Employer shall contribute and allocate to each Participant's Qualified Matching Contribution
                        Subaccount an amount equal to    % of the Participant's
                        Elective Deferrals. The Employer shall not match amounts provided above in excess of (Choose one).

                                $          .
                                    % of the Participant's Plan Compensation.

                (3) As selected above the Employer will allocate Qualified
                    Matching Contributions (if made) to the Plan on behalf of (Choose one).

                        ( ) all 401(k) Participants

                        ( ) all 401(k) Participants who are Nonhighly-
                            compensated Employees

                         who make Elective Deferrals to the Plan.

        c. Qualified Nonelective Contributions. The Employer may make
           Qualified Nonelective Contributions to the Plan in such amount and at such times as may be determined by the Employer. Allocation of Qualified Nonelective Contributions shall be made to the Accounts of (Choose one):

           ( ) all Participants.

           (X) all Participants who are Nonhighly-compensated Employees.

           Allocation of Qualified Nonelective Contributions shall be made (Choose one):

           (X) in the ratio which each Participant's Plan Compensation for the Plan Year bears to the total Plan Compensation of all Participants for such Plan Year.

           ( ) in the ratio which each Participant's Plan Compensation not
               in excess of $         for the the Plan Year bears to the total
               Plan Compensation of all Participants not in excess of $ for such Plan Year.

        d. Actual Deferral Percentage (ADP) Test. Qualified Matching Contributions and Qualified Nonelective Contributions may be taken into account as Elective Deferrals for purposes of calculating the ADP. In determining Elective Deferrals for the purpose of the ADP test, the Employer shall include Qualified Matching Contributions and Qualified Nonelective Contributions under this Plan or any other plan of the Employer, as provided by Regulations. The Amount of Qualified Matching Contributions and Qualified Nonelective Contributions made and taken into account as Elective Deferrals for purposes of calculating the ADP, subject to such other requirements as may be prescribed by the Secretary of the Treasury, shall be such as are needed to meet the Actual Deferral Percentage test stated in Article VI.

        e. Average Contribution Percentage. In computing the Average Contribution Percentage, the Employer shall take into account, and include as Contribution Percentage Amounts. Elective Deferrals and Qualified Nonelective Contributions under this Plan or any other plan of the Employer, as provided by Regulations. The amount of Elective Deferrals and Qualified Nonelective Contributions that are made under this Plan and taken into Account as Contribution Percentage Amounts for purposes of calculating the Average Contribution Percentage, subject to such other requirements as may be prescribed by the Secretary of the Treasury, shall be such as are needed to meet the Average Contribution

           Percentage test stated in Article VI. Forfeitures of Excess Aggregate Contributions shall be (Choose one):

           (X) applied to reduce Employer contributions.

           ( ) allocated, after all other forfeitures under the Plan, to each Participant's Matching Contribution Subaccount in he ratio which each Participant's Plan Compensation for the Plan Year bears to the total Plan Compensation of all Participants for such Plan Year. Such forfeitures will not be allocated to the Account of any Highly-compensated Employee.

        f. Excess Elective Deferrals. Participants who claim Excess Elective Deferrals for the preceding taxable year must submit their claims in writing to the Plan Administrator by March 15. (Specify a date before April 15 to allow the Plan Administrator to distribute any Excess Elective Deferrals by April 15.)

        g. Distribution of Elective Deferrals, Qualified Nonelective Contributions, and Qualified Matching Contributions. Distribution of such amounts shall be in accordance with Article X of the Plan. Distribution of such amounts may also be made upon the occurrence of the following events (Choose all that apply):

           ( ) the attainment of age 59-1/2 by a Participant. See Attachment C.

           (X) the termination of the Plan without the establishment of another defined contribution plan, other than an employee stock ownership plan (as defined in Section 4975(e) or Section 409 of the Code) or a simplified employee pension plan as defined in Section 408(k) of the Code.

           (X) the disposition by a corporation to an unrelated corporation of substantially all of the assets (within the meaning of Section 409(d)(2) of the Code) used in a trade or business of such corporation if such corporation continues to maintain this Plan after the disposition, but only with respect to Employees who continue employment with the corporation acquiring such assets.

           (X) the disposition by a corporation to an unrelated entity of such corporation's interest in a subsidiary (within the meaning of Section 409(d)(3) of the Code) if such corporation continues to maintain this Plan, but only with respect to Employees who continue employment with such subsidiary.

        h. Hardship Distributions (Choose one):

           ( ) The Employer will permit distribution of a Participant's
               Elective Deferrals on account of the Hardship of the Participant as described in Section 6.8.

           (X) The Employer will not permit distribution of a Participant's Elective Deferrals on account of the Hardship of the Participant as described in Section 6.8.

        B. Compensation

           Plan Compensation for purpose of contributions will mean all of each Participant's W-2 earnings which are actually paid to the Participant for (Choose one):

           (X) the Plan Year.

           ( ) a 12-consecutive month period ending with or within the Plan
               Year, commencing on                    . For Employees whose
               date of hire is less than 12 months before the end of the 12 month period designated above, compensation will be determined over the Plan Year.

           ( ) the calendar year ending with or within the Plan Year.

           If no period is specified, Plan Compensation shall be determined based on the Plan Year.

           Plan Compensation ( ) shall include (X) shall not include Employer contributions made pursuant to a salary reduction agreement which are not includible in the gross income of the Employee under Sections 125, 402(e)(3), 402(h)(1)(B) or 403(b) of the Code.

        C. Entitlement to Allocation

           Participants entitled to an allocation of the Employer contribution described in Item 6(A)(i) shall be those who (Choose all that apply):

           (X) are employed on the last day of the Plan Year for which the Employer contribution is made.

           (X) terminate employment with the Employer during the Plan Year for which the contribution is made, but only if the Participant has been credited with at least 501 Hours of Service during that Plan Year.

           ( ) are credited with at least     (not more than 1,000) Hours of
               Service during the Plan Year for which the Employer contribution is made, whether or not employed by the Employer on the last day of the Plan Year.

           ( ) are employed on the last day of the Plan Year for which the Employer contribution is made and are credited with at least (not more than 1000) Hours of Service during the Plan Year for which the contribution is made.

7. LIMITATION OF ALLOCATIONS

If the Employer maintains or ever maintained another qualified plan in which any Participant in this Plan is (or was) a participant or could become a participant, the Employer must complete this section.

        A. If the Participant is covered under another qualified defined contribution plan maintained by the Employer, other than a Master or Prototype Plan (Choose one):

           (X) the provisions of Section 4.6 will apply as if the other plan were a Master of Prototype Plan.

           ( ) --------------------------------------------------------------

               --------------------------------------------------------------

               --------------------------------------------------------------

               (Provide the method under which the plans will limit total Anual Additions to the Maximum Permissable Amount, and will properly reduce any Excess Amounts, in a manner that precludes Employer discretion.)

        B. If the Participant is or has ever been a participant in a defined benefit plan maintained by the Employer, the amount of any Annual Additions to a Participant's Account will be limited as follows:

           ------------------------------------------------------------------

           ------------------------------------------------------------------

           ------------------------------------------------------------------

        C. The minimum allocation required for any year in which this Plan is top heavy (Choose one):

           (X) shall be made to this Plan.

           ( ) shall be made to another plan maintained by the Employer as follows: ----------------------------------------------------

               -------------------------------------------------------------

        D. Present value: For purposes of establishing present value to compute the top-heavy ratio, any benefit shall be discounted only for mortality and interest based on an interest rate of 6% and the UP 1984 Mortality Table unless otherwise specified below:

               Interest Rate: -----%
               Mortality Table: --------------------------------------------
8. ROLLOVERS AND TRANSFERS TO PARTICIPANT'S ACCOUNT; LOANS TO PARTICIPANTS

        A. Rollovers (Choose one):

           (X) This Plan shall permit an Employee to roll over cash or other property he has received from his interest in another qualified plan, according to Section 5.2.

           ( ) This Plan shall not accept rollover contributions from Employees.

        B. Transfers (Choose one)

           (X) This Plan shall permit an Employee to request a direct transfer to this Plan of his interest in another qualified plan, according to Section 5.3.

           ( ) This Plan shall not accept transfers from another qualified plan.

        C. Loans (Choose one):

           (X) This Plan shall permit a Participant or Beneficiary to borrow from his Vested Account Balance.

           ( ) This Plan shall not pemit loans to Participants or Beneficiaries.

9. INVESTMENT DIRECTION (Choose one source of investment direction between A or B)

        A. ( ) A Participant may not request that all or any portion of his Account be segregated and invested as the Participant directs. If a Trustee is named the Trustee shall make all investment decisions. If no Trustee is named, the Employer shall name an Investment Director below:

               Name of Investment Director ---------------------------------

               Address -----------------------------------------------------

               City ------------------------------- State ----- Zip---------

        B. (X) A Participant may request that all or part of his Account be segregated and invested as the Participant directs in accordance with Section 8.3 of the Plan and as specified below:

               If a Trustee is named, the Participant shall direct the Trustee in accordance with the limitations as described in this Item 9(B) and Section 8.3 of the Plan. If no Trustee is named, the Participant shall be the Investment Director in accordance with the limitations described in this Item 9(B) and Section 8.3 of the Plan.

               (i) Portion of Account Available for Self-Direction. A Participant may request that (Choose one):

                     1. (X) All or any portion of his Account may be invested
                            as he directs.

                     2. ( ) Only the portion of his Account attributable to the
                            Participant Elective Deferrals be invested as he
                            directs, but only in increments of      % of his
                            Elective Deferrals.

               (ii) Participants Who May Self-Direct. The following Participants may direct the investment of the amounts designated by the Employer in Item 9(B)(i) above:
                     (Choose one):

                     1. (X) All Participants.

                     2. ( ) Only Participants who are with     years of
                            Normal Retirement Age.

               (iii) Cost of Self-Direction. The costs of self-direction of investment shall be paid by (Choose one):

                     1. (X) The Employer.

                     2. ( ) The Participant.

               (iv) Investment Options for Self-Direction. A Participant may direct the portion of his Account designated in Item 9(B)(i) above to be invested as follows: (Choose one):

                     1. ( ) In any manner in which the Participant directs,
                            subject to the provisions of Section 8.3 of the Plan.

                     2. (X) Between and among the following investment options
                            or funds:

                            Team Rental Group, Inc. Stock*
                            AIM Money Market Fund**

                            AIM Constellation Fund**
                            The Bond Fund of America**
                            Franklin Equity Income Fund**
                            Templeton Foreign Fund**

                     3. ( ) Between and among the investment options chosen
                            by the Trustee (or Employer) from time to time.

                     4. ( ) Between and among the investment options chosen by
                            the Trustees (or Employer) from time to time in a manner designed to comply with Section 404(c) of ERISA.

                (v) Time for Investment Instruction. A Participant may give investment directions at the following time or times (Choose one):

                    1. (X) annually, on January 1 each year *switching out of
                           Team Rental Group, Inc.

                    2. ( ) semi-annually, on              and     Stock
                           each year.

                    3. ( ) quarterly on                ,                   , and
                                                each year.

                    4. ( ) monthly, on the last day of each month.

                    5. (X) daily.**

                    Allowing Participants to change investment direction quarterly, monthly, or daily may meet the safe harbor requirements of Section 404(c) of ERISA regarding the timing of direction of investments based on the volatility of the assets, subject to compliance with all other requirements of Section 404(c).

        C. Insurance Provisions (Choose one):

           (i) (X) The Trustee (or Custodian) may not invest the assets of the Plan in life insurance contracts.

           (ii) ( ) If the Employer has selected Item 9(A) above such that a Participant may not direct the investment of his account, a Participant may instruct the Trustee (or Custodian) to invest a portion of the Participant's Account in life insurance contracts on the Participant's life in accordance with Section 8.4.

           (iii) ( ) If the Employer has selected Item 9(B) and permits a Participant to direct the investment of some or all of his Account, the Participant may direct the Trustee (or Custodian) to invest a portion of his Account in a life insurance contract on the Participant's life in accordance with Section 8.4.

10. RETIREMENT

    A. For each Participant, Normal Retirement Age is (Choose one).

       (X) age 65 (not to exceed 65).

       ( ) the later of age   (not to exceed 65) or the    (not to exceed 5th)
           anniversary of the participation commencement date. If, for Plan Years beginning before January 1, 1988, Normal Retirement Age was determined with reference to the anniversary of the participation commencement date (more than 5 but not to exceed 10 years), the anniversary date for Participants who first commenced participation under the Plan before the first Plan Year beginning on or after January 1, 1988, shall be the earlier of (A) the tenth anniversary of the date the Participant commenced participation in the Plan (or such anniversary as had been elected by the Employer, if less than
           10) or (B) the fifth anniversary of the first day of the first Plan Year beginning on or after January 1, 1988. The participation commencement date is the first day of the first Plan Year in which the Participant commenced participation in the Plan.

    B. Availability of Retirement Benefits (if none are indicated, benefits will be available only upon Normal or Late Retirement, or at Death):

       (X) Early Retirement. A Participant shall be eligible for Early Retirement benefits according to Section 9.2 upon attainment of age 55 and completion of 6 Years of Service.

       (X) Disability Retirement. A Disabled Participant shall be eligible for Disability Retirement according to Section 9.4 provided he has completed N/A Years of Service.

       (X) Termination of Employment. Payment of any total Account balance of more than $3,500.00 may be made at the Participant's request after termination of employment and before the Early (if applicable) or Normal Retirement Age selected by the Employer.

       (X) Late Retirement. A Participant who has attained Normal Retirement Age but who has not terminated employment may request a payment of benefits in accordance with Section 9.3.

       (X) Small Benefit Payment. Payment of any total Account balance of less than $3,500.00 to which the Participant is entitled shall not require the consent of the Participant, and shall be made within 90 days after the first Valuation Date following the Participant's termination of employment.

11. FORM OF BENEFITS

    A. Form of Retirement Benefits

       i. The normal (automatic) form of benefits paid from this Plan shall be (Choose one):

            (X) single sum payment.

            ( ) Joint and 50% Survivor Annuity for married Participants, and life annuity for unmarried Participants.

       ii. The Participant or Beneficiary may instead elect to receive benefits in any of the following optional forms, subject to the provisions of
            Article X:

            ( ) single sum payment.

            ( ) Joint and 50% Survivor Annuity.

            ( ) life annuity.

            (X) equal installments, paid 1, 2, 4, or 12 (as elected by the
                Participant) times per year, for a period of ** years (but not longer than the maximum period described in Section 10.2(b) of the Plan).

            ( ) **As elected by the Participant all forms available under this
                Plan as maintained by the Employer prior to this Agreement (specify forms). -----------------------------------------------

                ----------------------------------------------------------------

                ----------------------------------------------------------------

                ----------------------------------------------------------------

            (X) other (describe) See Attachment D.

     B. Form of Death Benefits

        If the Participant dies before payment of his Account balance has begun, his Account balance shall be paid to his Designated Beneficiary (which, in the case of a married Participant, shall be his Spouse unless the Spouse has provided written, notarized consent to the Particpant's designation of another Beneficiary). The automatic form of Death Benefit shall be (Choose one):

        (X) a single sum payment representing the total Account balance. See Attachment E.

        ( )  a 50% survivor annuity, payable in accordance with Article X.

12. VESTING

    A.  i.   Normal Vesting Schedule--(Choose (1), (2), (3), (4), or (5) and
             fill in the appropriate percentages).

             A Participant shall have a nonforfeitable interest in his Account in accordance with the following schedule:

             (1) A Participant shall at all times have a fully vested and nonforfeitable interest in his Account.


 Years        2-Year          Other           7-Year           Other
  of          Cliff           Cliff           Graded           Graded
Service       (2)             (3)             (4)              (5) X
- -------       ------          -----           ------           ------

   0                0               %               0                 0%
   1                0               %               0                 0%
   2              100%              %               0                20%
   3              100%              %              20%               40% (at least 20%)
   4              100%              %              40%               60% (at least 40%)
   5              100%           100%              60%               80% (at least 60%)
   6              100%           100%              80%              100% (at least 80%)
7 or more         100%           100%             100%              100%


             If the vesting schedule under the Plan shifts in or out of the above schedule for any Plan Year because of the Plant's top-heavy status, such shift is an amendment to the vesting schedule and the election described in Section 13.2(e) shall apply.

       ii.  Top-Heavy Minimum Vesting Schedule--(Choose (1), (2), (3), (4), or
            (5) and fill in the appropriate percentages).

            For any year in which this Plan is top-heavy as determined under
            Section 12.1 of the Plan, the following vesting schedule shall apply:

            (1) A Participant shall at all times have a fully vested and nonforfeitable interest in his Account.


 Years        2-Year         Other           5-Year            Other
  of          Cliff          Cliff           Graded            Graded
Service       (2)            (3)             (4) X             (5)
- -------       -----          -----           ------            ------
  0              0              %               0                  %
  1              0              %               0                  %
  2            100%             %              20%                 % (at least 20%)
  3            100%          100%              40%                 % (at least 40%)
  4            100%          100%              60%                 % (at least 60%)
  5            100%          100%              80%                 % (at least 80%)
6 or more      100%          100%             100%              100%


            If the vesting schedule under the Plan shifts in or out of the above schedule for any Plan Year because of the Plan's top-heavy status, such shift is an amendment to the vesting schedule and the election described in Section 13.1(e) shall apply.



       iii. Vesting of 401(k) Matching Contributions-- The nonforfeitable interest of each Participant in his Matching Contribution Subaccount shall be determined on the basis of the Employer's election in Item 6(A)(ii) above, and the following (Choose one and fill in the appropriate percentages): Nonforfeitable at all times.

 Years       2-Year         Other            7-Year              Other
  of         Cliff          Cliff            Graded              Graded
Service      (1)            (2)              (3)                 (4)
- -------      ------         -----            ------              ------
  0              0              %               0                  %
  1              0              %               0                  %
  2            100%             %               0                  %
  3            100%             %              20%                 % (at least 20%)
  4            100%             %              40%                 % (at least 40%)
  5            100%          100%              60%                 % (at least 60%)
  6            100%          100%              80%                 % (at least 80%)
7 or more      100%          100%             100%              100%


            If the vesting schedule under the Plan shifts in or out of the above schedule for any Plan Year because of the Plan's top-heavy status, such shift is an amendment to the vesting schedule and the election described in Section 13.1(e) shall apply.

    B. Service Credited for Vesting

       All of an Employee's Years of Service with the Employer are counted to determine the nonforfeitable percentage in the Employee's Account balance derived from Employer contributions except:

       ( ) Years of Service before age 18.

       ( ) Years of Service during a period for which the Employee made no mandatory contributions.

       ( ) Years of Service before the Employer maintained this Plan or a predecessor plan.

13. DUTIES OF EMPLOYER OR ADMINISTRATOR

    The Employer specifically reserves to itself, the Plan Administrator and the Trustee (or Custodian, if applicable) sole management of each Trust (or Custodial Account) under the Plan. Control of investments and reinvestments shall be retained as provided in Item 9 of this Adoption Agreement.

14. CUSTODIAN

    A. Name of Custodian. (This Section must be completed if a Trustee is not named in Section 1(C).) The Custodian of the assets of this Plan shall be:

       (X) McDonald & Company Securities, Inc.

       ( ) Other --------------------------------------------------------------

       ------------------------------------------------------------------------

    B. Accounts

       (X) The Custodian shall establish a Custodial Account for the Plan.

       ( ) The Custodian shall establish a separate Custodial Account for each Participant.

    The Custodian agrees to carry out the duties and responsibilities of the Custodian as set forth in the Plan and Adoption Agreement. The Custodian shall not make any distribution of property held in each Custodial Account, except on the written direction of the Employer or Plan Administrator or the Trustee, for each Participant or his Beneficiaries. If a Custodian is named, the Custodian shall be compensated for its services under the Plan in accordance with the current custodial fee schedule which may be amended from time to time by the Custodian.

15. RELIANCE

    The adopting Employer may not rely on an opinion letter issued by the National Office of the Internal Revenue Service as evidence that the Plan is qualified under Section 401 of the Internal Revenue Code. In order to obtain reliance with respect to plan qualification, the Employer must apply to the appropriate key District Director of Internal Revenue for a determination letter.

    This Adoption Agreement may be used only in conjunction with the McDonald & Company Securities, Inc. Prototype Defined Contribution Retirement Plan (Basic Plan Document No. 01). The Employer may amend its choice of options provided by this Adoption Agreement, except that any change shall be valid only upon written notice to, and acceptance by, McDonald & Company Securities, Inc. Any change or amendment of this Adoption Agreement shall be subject to the provisions of
Section 13.1 of the Plan. Failure to properly complete this Adoption Agreement may result in disqualification of the Plan.

    The Employer certifies that it has conferred with and acted upon the advice of its legal counsel and/or tax advisor in adopting this Prototype Retirement Plan.

    IN WITNESS WHEREOF, the Employer, Trustee, Custodian (if any) and the
Sponsoring Organization have executed this Adoption Agreement on this     day
of                        19     .

                                                 Team Rental Group, Inc.

                                          By: ----------------------------------
                                                (Signature of sole proprietor,
                                                 partner, or corporate officer)

                                                          EMPLOYER

                                                 Team Rental of Southern
                                                 California, Inc.

                                           By: ---------------------------------
                                                 (Signature of sole proprietor,
                                                  partner, or corporate officer)

                                               ADDITIONAL ADOPTING EMPLOYER
- -----------------------------------                Arizona Rent-a-Car
John P. Kennedy, Trustee                           Systems, Inc.

- -----------------------------------       By: ----------------------------------
Jeffrey D. Congdon, Trustee                   ADDITIONAL ADOPTING EMPLOYER
                                                  McDonald & Company
                                                  Securities, Inc.

- ----------------------------------
Sandord Miller, Trustee
                                          By: ----------------------------------
                                                          CUSTODIAN

    This Adoption Agreement is accepted this   day of                  , 19    .

                                                    MCDONALD & COMPANY
                                                      SECURITIES, INC.

                                          By: ----------------------------------
                                                     (Authorized Signature)

                                                     SPONSORING ORGANIZATION